Earnings Growth Consistency Portfolio	Series 00B [ 10/3/2000 - 3/30/2001 ] | cusip: 29471T352
This Fund Series is closed, and no longer available for purchase. Fund Overview
As of March 30, 2001
Closing NAV: 0.84738	Previous Close: 0.85000	Change: -0.00262	% Change: -0.30824%

The Objective:
The Portfolio seeks capital appreciation by investing in a fixed portfolio of common stocks for about two years.

The Strategy:
The Portfolio holds stocks with records of consistent and strong sales and earnings growth for at least nine of the last ten years, and projected earnings growth of no less than 15% for each of the next two years, based on the First Call earnings consensus.

Offered By: This portfolio is offered by Merrill Lynch (EGC00B), Morgan Stanley Dean Witter (EGC00B), UBS PaineWebberSM (EGC00B).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Friday, March 30, 2001
Security	Symbol	Price	% of Portfolio
Fastenal Company	FAST	54.50	8.54
Dollar General Corporation	DG	20.44	8.25
The Home Depot, Inc.	HD	43.10	7.77
Brinker International Inc.	EAT	27.91	7.22
Biomet Inc.	BMET	39.39	6.94
Universal Health Services, Inc.	UHS	88.30	6.92
Safeway, Inc.	SWY	55.15	6.05
Dell Computer Corporation	DELL	25.69	5.94
Cintas Corporation	CTAS	39.42	5.10
Health Management Associates Inc.	HMA	15.55	4.87
Omnicom Group Inc.	OMC	82.88	4.87
Brown & Brown Inc.	BRO	34.05	4.67
Techne Corporation	TECH	26.13	4.50
Schering-Plough Corporation	SGP	36.53	4.44
Linear Technology Corporation	LLTC	41.06	4.34
Concord EFS Inc.	CEFT	40.44	4.28
EMC Corporation	EMC	29.40	2.07
Cisco Systems, Inc.	CSCO	15.81	1.98
The Charles Schwab Corporation	SCH	15.42	1.21
McDATA Corporation	MCDTA	18.88	0.04

Selection Methodology:

To be selected for the Portfolio, companies have to show increases in sales and earnings for at least nine of the last ten years. They also have to exhibit an average annual earnings growth rate of at least 15% for at least a decade. Stocks are further analyzed for earnings potential. Companies in the Portfolio have projected earnings growth estimates of no less than 15% for each of the next two years, based on the First Call earnings consensus.

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Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible.

Fees & Expenses

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00

Maximum Sales Charge	4.00%	$40.00

Annual Creation and Development Fee (as a % of net assets on date of deposit - 10/3/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.219%	$2.16

Estimated Organization Costs		$2.81

If you sell your units before the final deferred sales charge installment in either the first or second year, any remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Two-Year Sales Charge (as a % of your investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75%
$100,000 to $249,000	3.25%
$250,000 to $999,999	3.00%
$1,000,000 or more	2.25%

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected portfolio.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. The Portfolio is designed for investors who can assume the risks associated with equity investments.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.

This Portfolio is concentrated in the health-care industry, which may involve special risks.

Past earnings growth may not be indicative of future results.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | UBS PaineWebberSM (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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